UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 1, 2019

Date of Report (date of earliest event reported)

Victory Capital Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001‑38388	32‑0402956
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

4900 Tiedeman Road, 4th Floor; Brooklyn, OH	44144
(Address of principal executive offices)	(Zip Code)

(216) 898‑2400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	VCTR	NASDAQ

Item 5.07 Submission of Matters to a Vote of Security Holders.

Victory Capital Holdings, Inc. held its 2019 Annual Meeting of Stockholders on May 1, 2019. The following is a summary of the matters voted on at that meeting.

1)	The Stockholders vote to approve the election of three Class I Directors was as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Alex Binderow	551,980,939	4,025,890	865	4,035,158
Lawrence Davanzo	552,012,675	3,994,154	865	4,035,158
Karin Hirtler-Garvey	552,013,374	3,994,154	166	4,035,158

2)	The Stockholders vote ratifying the appointment of Ernst & Young LLP as the Company’s auditors for the fiscal year ending December 31, 2019, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON‑VOTES

560,035,198	6,320	1,334	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORY CAPITAL HOLDINGS, INC.

Dated: May 2, 2019	By:	/s/ MICHAEL D. POLICARPO
Name: Michael D. Policarpo
Title: Chief Financial Officer and Chief Administrative Officer (Principal Financial Officer and Principal Accounting Officer)